EXHIBIT 31.1

                                  CERTIFICATION

I, D. Scott Watkins, certify the following:

      1. I have reviewed this quarterly report on Form 10-QSB of CruiseCam International, Inc.;

      2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

      3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of CruiseCam International, Inc. as of, and for, the periods presented in this report;

      4. I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for CruiseCam International, Inc. and I have done the following:

            a. designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under my supervision, to ensure that material information relating to CruiseCam International, Inc., including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

            b. designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under my supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

            c. evaluated the effectiveness of CruiseCam International, Inc.'s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

            d. disclosed in this report any change in CruiseCam International, Inc.'s internal control over financial reporting that occurred during CruiseCam International, Inc.'s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, CruiseCam International, Inc.'s internal control over financial reporting; and

      5. I have disclosed, based on my most recent evaluation of internal control over financial reporting, to CruiseCam International, Inc.'s auditors and the audit committee of CruiseCam International, Inc.'s board of directors:

            a. All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect CruiseCam International, Inc.'s ability to record, process, summarize and report financial information; and

            b. Any fraud, whether or not material, that involves management or other employees who have a significant role in CruiseCam International, Inc.'s internal control over financial reporting.


                                      /s/ D. Scott Watkins
October 5, 2006                       ------------------------------------------
                                      D. Scott Watkins
                                      Chief Executive Officer and
                                      Chief Financial Officer
                                      (Principal Executive, Financial and
                                      Accounting Officer)